Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Supplement dated May 12, 2014 to the

Blackstone Alternative Multi-Manager Fund

Prospectus and Statement of Additional Information,

each dated July 16, 2013, as revised July 31, 2013

Addition of Sub-Adviser

Pursuant to action taken by the Board of Trustees, EMSO Partners Limited (“EMSO”) will serve as a sub-adviser to the Fund.

Effective May 15, 2014, the Fund’s Prospectus and Statement of Additional Information are revised as follows:

The lists of sub-advisers to the Fund in the “Principal Investment Strategies” section on page 4 of the Prospectus, “Management of the Fund” section on page 11 of the Prospectus, and “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section on page 12 of the Prospectus are revised to include EMSO and, as applicable, its corresponding strategy:

EMSO Partners Limited – Fundamental Strategies

The following disclosure is added to the section “More on Fund Management—Adviser and Sub-Advisers—Sub-Advisers” on page 27 of the Prospectus:

•

EMSO Partners Limited (“EMSO”), located at 21-24 Grosvenor Place, London, SW1X 7HF, United Kingdom, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 2000, EMSO had approximately $1.8 billion in assets under management as of March 31, 2014.

The following disclosure is added to the section “Investment Management and Other Services—The Sub-Advisers” on pages 53-54 of the Statement of Additional Information:

EMSO Partners Limited (“EMSO”). EMSO is wholly-owned by its employees. Mark Franklin is the founder and principal owner.